© 2016 Mercury Systems, Inc. Proposed Carve-out Acquisition from Microsemi Corporation Mark Aslett President & CEO Gerry Haines EVP & CFO March 23rd 2016

2 © 2016 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the transactions described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2015. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.

3 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Agenda • Transaction overview • Acquisition strategic rationale • Review of acquired businesses • Financial summary • Closing comments • Q&A

Transaction overview

Acquiring 3 defense oriented businesses from Microsemi Corporation
Embedded Security, RF and Microwave, Custom Microelectronics

Highly strategic transaction at attractive valuation consistent with Mercury's strategy
$300 million purchase price; ~10.4x net of tax benefits and ~7.6x net of expected cost synergies

Delivers growth, increased profitability, and strong cash flow generation
Acquired businesses ~$100 million in revenue and ~28% pro-forma adjusted EBITDA margin

Substantial cost synergies and achievable revenue synergies
~$10 million expected annual cost synergies by fiscal 2020; Expect ~2/3 to be achieved within 2 years

Significantly accretive to adjusted EPS and adjusted EBITDA margin
Expect to raise Mercury's target financial model to 22 – 26% adjusted EBITDA margin

Attractive financing; Funding deal with existing cash and new Term Loan A
Expected close in Q4 fiscal 2016; Ample liquidity, new untapped revolver, rapid deleveraging

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5 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Acquisition strategic rationale • Creates Defense industry’s largest commercial embedded secure processing company • Adds secure solid-state storage capabilities to Mercury’s industry-leading pre-integrated sensor processing subsystems • Nearly doubles Mercury’s RF and Microwave business, adding new capabilities, scale and synergies • Adds new capabilities in embedded security and custom microelectronics • Provides access to new high growth markets, customers and programs, such as precision-guided munitions and missiles Highly aligned with our existing strategy and business

6 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Acquisition provides strong fit with Mercury’s strategy • Pioneering next generation defense electronics company: commercially funded R&D; designed and made in the USA • Best-in-class portfolio of pre-integrated sensor processing capabilities • Targeting largest defense secular growth opportunity – captive prime outsourcing • Significant opportunity related to DoD program protection security requirements • Secure Intel server-class expansion into other mission-critical compute applications Complements and scales existing security, processing and RF portfolio

7 © 2016 Mercury Systems, Inc. Carve-out Embedded Security business Extends leadership in secure embedded processing applications Capabilities • Complementary to recent LIT* acquisition • Secure system-on-chip (SoC) rooted hardware protection • Anti-tamper detection, prevention, reaction • Cryptographic data security • Firmware and software protection • Application-level security Select Customers * Mercury acquired Lewis Innovative Technologies (LIT) on 12/16/15.

8 © 2016 Mercury Systems, Inc. Carve-out RF and Microwave business Nearly doubles existing RF and Microwave business Capabilities • Millimeter-wave RF up to 100GHz • GaN-based power amplifiers and subsystems for Radar and EW • Analog and digital mixed signal SoC • Custom modules for AESA antennas • Creates strong West Coast RF engineering and manufacturing presence; customer access Select Customers

9 © 2016 Mercury Systems, Inc. Carve-out Custom Microelectronic Solutions business Improves security capabilities and trusted microelectronic manufacturing Capabilities • Secure system-on-chip (SoC) capabilities • Trusted manufacturing for advanced secure SoC design, assembly, packaging and test • Rugged memory further strengthens Mercury’s industry-leading secure processing • Secure solid-state storage provides new sensor processing subsystem capability • SoC microelectronics capability accelerates leadership in custom and small form factor Select Customers

10 © 2016 Mercury Systems, Inc. • Missiles • Airborne • Paveway, MALD, SDB II, Phalanx, Condor, F-35 • Precision Guided Munitions • PGK - Precision Guidance Kit • Airborne • AWACS, P-8, KC-46A • EW, Ground Radar • F16, G/ATOR • Avionics • F35 Carve-out business markets, customers and programs Existing Programs Existing Customer Existing Markets

Additional revenue synergy opportunities

- Acquired capabilities are complementary; little or no overlap with Mercury's
- Leverages MRCY's channel, strategic customer relationships and program installed base
- Adds scale in RFM modules and subsystems, and opportunity for manufacturing efficiencies
- Significant West coast RFM location complements East coast AMC facilities

Secure Processing	Strengthens and extends our leadership in embedded systems security through advanced hardware, software and security capabilities
Secure Solid-State Storage	Provides security, data integrity, reliability and ruggedness as primary attributes
Small Form Factor	SWaP drives miniaturization in memory, RF and digital packaging. SoC solutions for secure processing and mixed signal applications represent next step in miniaturization of the sensor processing chain
RF Capabilities	Broadband amplifiers and MMW capabilities complement our current RF business and provide access to missile / munition market

Well aligned with strategy to strengthen and grow our core

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Financial summary

Attractive Purchase Price Pre and Post Synergies	• $300 million purchase price • ~10.4x Sept 27, 2015 carve-out pro-forma adjusted EBITDA net of tax benefit • ~7.6x net of expected run-rate cost synergies
Significant Margin and Earnings Accretion	• Significantly accretive to Mercury's existing adjusted EBITDA margin • Expect to be highly accretive to fiscal 2017 adjusted EPS • Expect to raise target business model to 22 – 26% adjusted EBITDA margin
Substantial Cost Synergies	• Expect ~$10 million of annualized cost synergies by fiscal 2020 • Expect ~2/3 of cost synergies to be achieved within 2 years • Readily achievable revenue synergies
Additional Tax Benefits	• ~$10 million net present value of transactional tax benefit over 15 years • Additional R&D and manufacturing tax credits

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13 © 2016 Mercury Systems, Inc. Financial summary cont’d • Use ~$50 million cash from balance sheet plus • Committed $265 million Term Loan A at (LIBOR + 300 bps) • Over $30 million cash and $75 million undrawn revolver provides ample liquidity Committed Financing at Attractive Rates and Ample Liquidity Conservative Debt With Rapid Deleveraging • Closing Debt to pro-forma adjusted EBITDA ~3.1x and net Debt of ~2.7x • Strong combined cash flow generation yields rapid deleveraging • By 6/30/2017, Debt/Adj. EBITDA of ~2.5x and net Debt/Adj. EBITDA of ~2.0x • By 6/30/2018, Debt/Adj. EBITDA of ~2.0x and net Debt/Adj. EBITDA of ~1.5x Expect Rapid Close • Unanimously approved by each company’s Board of Directors • Subject to customary regulatory approvals • Expect to close during Mercury’s fourth quarter fiscal 2016 Guidance • Expected to be GAAP accretive within fiscal 2017 (subject to purchase accounting) • Expect to provide fiscal 2017 guidance on fourth quarter fiscal 2016 earnings call

14 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Summary • Transforms top and bottom line financials • Substantial cost synergies and revenue opportunities • Significant adjusted EPS and EBITDA margin accretion • Expect to raise target to 22 – 26% adjusted EBITDA margin • Conservatively optimizes balance sheet at low cost of capital • Strong cash flow generation allows rapid deleveraging